OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2018
OTHER NON-CURRENT ASSETS
OTHER NON-CURRENT ASSETS

12.         OTHER NON-CURRENT ASSETS

Other non-current assets consisted of the following:

	As of December 31,
	2017	2018
Rental deposits (1)	3,110	4,027
Prepayment for investments (2)	—	20,021
	3,110	24,048
(1)	Rental deposits represent office and kindergartens rental deposits for the Group's operations, which will not be refunded within one year.

(2)

On September 12, 2018, the Group entered into an agreement with a third party to acquire a kindergarten in Guangdong province of China. As of December 31, 2018, the group has paid consideration for this acquisition of $5,515 in cash and the closing of acquisition was still in progress, accordingly the Group recognized the prepayment as other non-current assets. The transaction was completed in January 2019.

On December 20, 2018, the Group entered into a loan agreement with the controlling shareholder ("borrower") in a leading Singapore-based private childhood education group ("Singapore education group") for a loan of $14,506 to the borrower. On February 5, 2019, the Company further entered into a definitive agreement to acquire borrower's interest holding over Singapore education group for approximately RMB125 million (equivalent to $14,506) in cash. On March 26, 2019, the Group entered into a series of share purchase agreement with borrower and other shareholders of Singapore education group, pursuant to which the Group acquired 77% of the issued and outstanding common stock of Singapore education group for a total cash consideration of RMB146.2 million (equivalent to $21,400), the principal of the loan to borrower was settled as part of the acquisition consideration and interest on the loan was waived per agreement. Since the loan was subsequently settled as acquisition consideration, the Group recorded the loan as other non-current assets as of December 31, 2018. The acquisition in the Singapore education group was completed in April 2019.